Exhibit 10.1

Confidential materials omitted and filed separately with the Securities and Exchange
Commission. Asterisks (********) denote omissions.

TERM SHEET
FOR
MUTUAL COOPERATION

APPLIED DNA SCIENCES, INC. / BOREALIS AG

Between:

1.	BOREALIS AG, a joint stock company incorporated in Austria having its registered offices at Wagramer Strasse 17-19, 1220 Vienna, Austria (“BOREALIS”); and

2.	Applied DNA Sciences, Inc., a Delaware corporation having its registered offices at 50 Health Sciences Drive, Stony Brook, New York 11790 (“ADNAS”).

BOREALIS and ADNAS together referred to as “PARTIES” and each of them as the “PARTY”.

This term sheet (“TERM SHEET”) outlines the terms and conditions on which the PARTIES intend to cooperate regarding the supply of ADNAS’s DNA markers - and related additives for BOREALIS’ polyolefin products to enable traceability throughout the value chain.

This TERM SHEET is subject to additional agreement between the PARTIES and, except as stated otherwise, it is not intended to be legally binding.

1	General Outline

1.1	The cooperation shall comprise three phases:

Phase 0: Establishment of preliminary test and authentication methods with a minimum accuracy to determine ********.

Phase 1: Test method to be validated and specified. Joint development and scoping of a concept to prepare production at an industrial scale as further set out under section 1.3. The PARTIES shall enter into phase 2, if the conditions set out under section 1.4 are fulfilled.

Phase 2: Launching the product at industrial scale in ********.

1.2	During phase 0, ADNAS shall develop and establish a preliminary test method. The PARTIES will enter into phase 1 if the established test method ensures an accuracy to identify at least ********.

1.3	During phase 1, the PARTIES undertake and shall perform the following:

1.3.1	Preparation of a marketing concept

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●	BOREALIS to analyze customer needs and value proposition for low cost marked polyolefin products in high value applications;

●	ADNAS to support up to two customer visits to promote concept and to explore interest on request of BOREALIS;

●	ADNAS and BOREALIS to develop Signature DNA marketing concept ******** in polyolefin products; and

●	Joint development of business concepts considering marking and authentication business contribution.

1.3.2	Preparation of a production concept

●	ADNAS to validate and specify test method established and developed in ********;

●	ADNAS to deliver DNA markers ********;

●	ADNAS to provide assessment on legal compliance (health and safety related requirements) for the use of DNA markers with bulk polyolefin products in relevant markets such as Europe and USA;

●	BOREALIS to run pre-tests at two customers and ADNAS to provide marker volumes for the pre-tests in appropriate form;

●	BOREALIS to provide list of documents required to enable use of DNA markers at industrial scale for BOREALIS’ products;

●	ADNAS to provide documentation and legal statements that allow the use of DNA markers master batch in Europe;

●	Joint development of initial logistics concept to handle markers in Europe and US;

●	BOREALIS to develop and produce two marked compounds for corresponding customer sampling;

●	BOREALIS to provide or produce marked lab scale samples for high value applications with different concentration of markers;

●	BOREALIS to run performance tests of application typical properties;

●	********;

●	********;

●	ADNAS to provide authentication of lab and customer trials (********);

●	Joint assessment and documentation of benefits of DNA marker authentication ********; and

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●	BOREALIS to follow all ADNAS protocols for quality, secure storage and chain of custody of its DNA marker products.

1.4	In order to start with phase 2, the following conditions must be fulfilled:

●	Marker formulation and documentation fulfills relevant industry standards for health and safety applicable ********;

●	********;

●	********;

●	********;

●	********;

●	********;

●	********;

●	********; and

●	********.

1.5
For the performance of the steps as listed under 1.3 and 1.4, the PARTIES will inform each other on a regular basis regarding the status of the individual tasks. In the course of phase 1, the PARTIES acknowledge and agree that no information on either PARTY’s customers, recipes, formulations and application specifications, polymer properties, processing conditions and ******** will be disclosed.

2	Duration

This TERM SHEET comes into effect as of the date of its signing by the PARTIES and shall be effective for the period of 40 weeks unless extended or shortened by mutual written consent of both PARTIES. It is the intent of the PARTIES to complete phase 0 within ******** and phase 1 within ******** from completion of phase 0.

3	Developing fees and Exclusivity in phase 0 and phase 1

In consideration of the total sum of USD 350,000 (“CONSIDERATION”), ADNAS will undertake and perform the development services as set forth in this term sheet and shall grant worldwide exclusivity to BOREALIS for the production and sale of DNA marked polyolefin products ******** (“EXCLUSIVITY AGREEMENT”). ADNAS will terminate any discussion with any key competitors named and listed by BOREALIS. “Exclusive polyolefin products” shall not include polyolefin textiles, nor any product sold to the US Government. The CONSIDERATION includes the creation of three (3) unique SigNature DNA Marks (title of DNA marks will pass to BOREALIS upon creation of the marks. Marks will be securely stored by ADNAS for use in Phase 0 and Phase 1. ADNAS will notify BOREALIS when the marks have been created. Marks are necessary to complete dilution experiments in Phase 0.)

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3.1	The CONSIDERATION shall be paid by BOREALIS in three instalments:

●	******** due upon signing of this TERM SHEET and the EXCLUSIVITY AGREEMENT;
●	******** due when the targets of phase 0 and conditions for phase 1 as set out in section 1.2 are fulfilled; and
●	******** due when the targets of phase 1 and conditions for phase 2 as set out in section 1.4 are fulfilled.

All payments are to be made to a bank account specified by ADNAS within two weeks after becoming due.

4	Phase 2

4.1	Before entering into phase 2, the PARTIES shall enter into a co-operation negotiating the terms in good faith and regulating inter alia the following:

●	duration of phase 2;
●	contribution and services to be provided by both PARTIES;
●	exclusivity;
●	consideration;
●	rights on jointly developed intellectual property.

4.2	Both companies leave open the option of alternative methods for financing the production scale-up, including but not limited to, ********.

5	Know-how and Intellectual Property Rights

5.1
The PARTIES agree that they (i) will not file any patents with regard to any information which is jointly or independently developed by any PARTY in connection with the activities of phase 0 and 1 without the prior written consent of the other PARTY and (ii) use such information for the purposes as specified in this TERM SHEET only.

5.2	Before starting phase 2, the PARTIES will agree on how to proceed with the intellectual property rights that may arise during their mutual cooperation.

6	Confidentiality

The existence and content of this TERM SHEET is strictly confidential and shall not be disclosed by any PARTY to a third party without prior written consent of the other PARTY. The confidentiality agreement signed between the PARTIES as of May 17th, 2013, shall remain unaffected except that it shall also cover the information exchanged under this TERM SHEET and the Purpose as defined therein shall include the purpose of this TERM SHEET. In particular, neither PARTY shall issue a press release or make any other public statement with reference to this TERM SHEET or uses the other PARTY’s name or trademarks for advertising or publicity purposes without the express consent of the other PARTY.

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7	Costs and Expenses

Each PARTY shall pay its own costs and expenses incurred by it in connection with this TERM SHEET or the negotiation of the cooperation.

8	Legal Effect

This TERM SHEET expresses the agreement and understanding of the PARTIES with respect to the matters set forth herein.

9	Applicable law and jurisdiction

This TERM SHEET shall be construed in accordance with the laws of England and Wales. No conflicts-of-law which might refer such construction and interpretation to the laws of another jurisdiction shall be considered. The competent court in London shall have exclusive jurisdiction to adjudicate any dispute arising in connection with this Term Sheet and each PARTY hereby consents to such jurisdiction.

IN WITNESS WHEREOF, the PARTIES hereto have caused this TERM SHEET to be executed and delivered by their respective authorized officers or representatives as of the date hereof.

Applied DNA Sciences, Inc.		BOREALIS AG

By:	/s/ James A. Hayward	By:	/s/ Alfred Stern

Name: James A. Hayward		Name:
Title:	Chief Executive Officer, President	Title: Executive Vice President for Polyolefins
and Chairman

31 March 2014

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SCHEDULE 1
OF
TERM SHEET
FOR
MUTUAL COOPERATION

APPLIED DNA SCIENCES, INC. / BOREALIS AG

1	Preamble

In order to achieve the accuracy to identify at least ********, as set out in the TERM SHEET in article 1.2 for phase 0, the requirements for the ANALYTICAL METHOD are defined and described in the following articles of this schedule 1.

2	Definitions

For the purpose of this schedule 1, the following terms and expressions shall have the following meaning:

2.1	BOREALIS MATERIAL means 100% original material, which is marked with DNA at a concentration c (to be developed in co-operation under cost & “accuracy” requirements)

2.2	RANGE means the content range of BOREALIS MATERIAL in any embodiment to be analyzed in percent, in which the ACCURACY needs to be achieved.

2.3	AVERAGE CONTENT means a representative averaged analytical result (see background information below).

2.4	ANALYTICAL METHOD means the analytical process, which yields the analytical result, and starts with sampling through all operations to yield the analytical result.

2.5
PRECISION means the allowed absolute deviation of the ANALYTICAL METHOD, by which the real value could deviate from the AVERAGE CONTENT (analytical result) with a confidence level of ******** within the defined RANGE.

3	Phase 0 target summary

3.1	PRECISION of the ANALYTICAL METHOD of ********

3.2	RANGE: ********

3.3	COST: under the same cost assumptions required for phase 1 and as set forth in section 1.4 of the TERM SHEET.

3.4	Max. DNA marker concentration: ********

4	Phase 0 target interpretation

4.1	Phase 0 secures the identification of ******** by non-BOREALIS material on the basis of a statistically secured ANALYTICAL METHOD.

4.2
An analytical value within the RANGE of ******** would give the security that the real content would be within ******** of the analytical result delivered by the ANALYTICAL METHOD with a probability of ********, e.g.

-	an analytical value of ******** would give the security that the real content would be within ********,

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-	an analytical value of ******** would give the security that the real content would be within ********.

4.3	For the determination of the PRECISION of the ANALYTICAL METHOD this means the following as demonstrated in two examples (which needs to be reached within the co-operation):
-	for a content of BOREALIS MATERIAL of ******** the ANALYTICAL METHOD needs to guarantee a standard deviation, which is equal or lower than ********.
-	for a content of BOREALIS MATERIAL of ******** the ANALYTICAL METHOD needs to guarantee a standard deviation, which is equal or lower than ********.

4.4	AVERAGE CONTENT

In practice, if someone would choose to dilute BOREALIS MATERIAL, most probably this would be done by filling BOREALIS MATERIAL ******** and non-BOREALIS material ******** to the feed tank of the application process. Depending on the mixing efficiency of the application process and ********, individual analytical results in the range from 0 – 100% can be obtained in the final “part” (as e.g. the cable or pipe). The AVERAGE CONTENT needs to deliver a representative value for the determination of the BOREALIS MATERIAL ********.

5	Principal work schedule - details to be mutually agreed upon between the PARTIES

5.1
ADNAS to provide DNA marker ********, accompanied by specification of mixing recipe to reach concentration c of BOREALIS MATERIAL; optimum range for marker ******** in order to achieve homogeneity and constancy in c in BOREALIS MATERIAL to be mutually aligned between the PARTIES;

5.2	BOREALIS to prepare BOREALIS MATERIAL and ******** within the RANGE for ********;

5.3
BOREALIS to disclose the methodologies for dissolution of polyolefins to ADNAS. ADNAS to perform the analysis on the extracts and to establish the standard deviation achieved by their analysis for the ******** grades for ********;

5.4	BOREALIS and ADNAS jointly to establish the standard deviation of the ANALYTICAL METHOD (including sampling and extraction) in dependence of ********;

5.5	If applicable, to be done in two rounds to secure feedback via analytical results for further optimization.